Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Equity Defined Protection ETF® – 1 Yr March

Innovator U.S. Equity Ultra Buffer ETF™ – March

(each, a “Fund” and together, the “Funds”)

Supplement to Each Fund’s Prospectus
Dated February 27, 2025 or March 3, 2025

February 20, 2026

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period will end on February 28, 2026, and each Fund will commence a new Outcome Period that will begin on March 1, 2026, and end on February 28, 2027. Each Fund’s Cap will not be determined until the start of the new Outcome Period. At the commencement of the new Outcome Period, each Fund will file a supplement to its prospectus that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of February 20, 2026, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator Equity Defined Protection ETF® – 1 Yr March	ZMAR	5.80% – 7.30% (5.01% – 6.51% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Ultra Buffer ETF™ – March	UMAR	11.19% – 12.94% (10.40% – 12.15% after taking into account the Fund’s unitary management fee)

As discussed in each Fund’s prospectus, the Outcomes are based upon the performance of the share price of an exchange-traded fund (an “Underlying ETF”) that seeks to track the returns, before fees and expenses, of the S&P 500® Index. To obtain this exposure and seek to provide the Outcomes, each Fund currently enters into a package of FLexible EXchange® options contracts (“FLEX Options”) that reference the Underlying ETF.

In future Outcome Periods, in addition to purchasing and selling the FLEX Options necessary to deliver the sought-after Outcomes, the Fund may directly purchase the Underlying ETF, or the component securities thereof. To the extent a Fund purchases the Underlying ETF directly, or the component securities thereof, the Outcomes will be delivered inclusive of dividends received by such Fund. In such a circumstance, the Cap and Buffer will be calculated using an estimated dividend rate (based on the historical dividend rate of the Underlying ETF). To the extent the estimated dividend rate used to calculate the Cap and Buffer does not match the dividends received by the Fund during the Outcome Period, the Cap and Buffer may be lower than the amounts stated in each Fund’s prospectus.

To the extent a Fund invests directly in the Underlying ETF, such Fund will bear its proportional share of the fees and expenses of the Underlying ETF. Innovator Capital Management, LLC, the investment adviser to the Funds, has entered into a contractual arrangement wherein it has agreed to waive a portion of its management fee to the extent of such acquired fund fees and expenses incurred. As a result, the overall fees shareholders pay for an investment in the Fund will not increase as a result of a Fund’s direct investment in the Underlying ETF.

Please Keep This Supplement With Your Prospectus For Future Reference